SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K


           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  December 6, 1999



                    COURTYARD BY MARRIOTT LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)

  Delaware                          0-15736                   52-1468081
-----------------------         ------------------------    ---------------
(State of Organization)         (Commission File Number)    (I.R.S. Employer
                                                          Identification Number)

 10400 Fernwood Road, Bethesda, MD                               20817-1109
 ------------------------------------------              ---------------------
 Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (301) 380-2070

ITEM 5.   OTHER EVENTS

     On December 06, 1999, the General Partner sent to the Limited Partners of the Partnership a letter that accompanied the Partnership's Quarterly Report on Form 10-Q. Such a letter is being filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

99.2 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended September 10, 1999.

                               SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized, on this 10th day of December, 1999.


                              COURTYARD BY MARRIOTT
                               LIMITED PARTNERSHIP

                                                     By:      CBM ONE LLC
                                                              General Partner




December 10, 1999                                 By:      /s/ Earla L. Stowe
                                                           Earla L. Stowe
                                                           Vice President

EXHIBIT INDEX
Exhibit No.:  99.2  Description

     Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended September 10, 1999.